                                                             Exhibit 10.3.1.d

                               AMENDMENT NO. 3
                               ---------------

        AMENDMENT NO. 3 (this "AMENDMENT"), dated as of December 12, 1997, to the Credit Agreement, dated as of March 8, 1996, by and among Telxon Corporation (the "BORROWER"), the Lenders party thereto,and The Bank of New York, as Issuer, Swing Line Lender and Agent (as amended, the "AGREEMENT").

                                   RECITALS
                                   --------

        I. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement.

        II. The Borrower has requested that the Agent, the Issuer and the Swing Line Lender agree to amend the Agreement upon the terms and conditions contained herein, and the Agent, the Issuer and the Swing Line Lender are willing so to agree.

        III. The Borrower and AIRONET Wireless Communications, Inc. ("AIRONET") have proposed to enter into one or more transactions whereby 1. AIRONET would borrow up to $20,000,000 from the Borrower, such Indebtedness to be repaid on the earlier to occur of (a) the consummation of the AIRONET Borrowing (as defined below) and (b) December 31, 1998 (the "TRANSITIONAL BORROWING"); and 2. AIRONET would borrow from a lender up to $20,000,000 on a secured or unsecured basis, the proceeds of which would be used to repay the Transitional Borrowing (the "AIRONET BORROWING").

        IV. The Borrower has requested that the Agent grant consent under the Agreement with respect to the Transitional Borrowing, and the Agent is willing to grant such consent upon the terms and conditions contained herein.

        Accordingly, in consideration of the Recitals and the covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Agent, the Issuer and the Swing Line Lender hereby agree as follows:

        1. Section 7.14(a)(ii) is hereby amended by deleting the date "March 31, 1997" appearing therein, and inserting in its place and stead the date "December 31, 1998".

        2. Section 8.6(c) of the Agreement is amended and restated in its entirety as follows:

                (c) Restricted Payments by the Borrower on or prior to December 31, 1998 (but in no event during the period commencing on July 1, 1997 and ending December 11, 1997), in the form of the purchase or repurchase by the Borrower of outstanding registered shares thereof and/or convertible subordinated debt thereof, provided that (i) immediately before and after giving effect thereto no Default or Event of Default shall or would exist, and (ii) immediately after giving effect to each such Restricted Payment, (1) the aggregate cost of all such Restricted

         Payments under Section 8.6(b) and this Section 8.6(c) shall not exceed $33,000,000, and (2) the aggregate cost of all such Restricted Payments made under Section 8.6(b) and this Section 8.6(c) during the period commencing on December 12, 1997 and ending on December 31, 1998, shall not exceed $10,000,000.

        3.  The Agent consents to a departure from the requirements of Section
8.1 of the Agreement to permit the incurrence of Indebtedness by AIRONET in connection with the Transitional Borrowing and the AIRONET Borrowing.

        4.  The Agent consents to a departure from the requirements of Section
8.2 of the Agreement to permit the creation and existence of Liens to secure up to $20,000,000 of Indebtedness in connection with the AIRONET Borrowing.

        5.  The Agent consents to a departure from the requirements of Section
8.5 of the Agreement to permit the Investment by the Borrower in Indebtedness of AIRONET in connection with the Transitional Borrowing, which Investment made pursuant to this Paragraph 4 shall be deemed an Investment made pursuant to clause (j) of Section 8.5.

        6. Paragraphs 1-5 of this Amendment shall not be effective until such date (the "AMENDMENT EFFECTIVE DATE") as each of the following conditions shall have been satisfied.

                (1) The Agent shall have received counterparts of this Amendment executed by the Issuer, the Swing Line lender, Required Lenders and the Guarantors (excluding AIRONET).

                (2) All legal matters incident to the execution and delivery of the Amendment Documents shall be reasonably satisfactory to Special Counsel.

                (3) The Borrower shall have paid the reasonable fees and disbursements of Special Counsel which shall have accrued up to the Amendment Effective Date.



                (4) On and as of the Amendment Effective Date, there shall exist no Default or Event of Default, and all of the representations and warranties of the Loan Parties contained in the Loan Documents shall be true and correct with the same effect as though such representations and warranties had been on the Amendment Effective Date.

        7. On each of the date hereof and the Amendment Effective Date, the Borrower hereby (a) reaffirms and admits the validity and enforceability of the Loan Documents and all of its obligations thereunder, (b) agrees and admits that it has no defenses to or offsets against any such obligation, and (c) represents and warrants that no Default or Event of Default has occurred and is continuing, and that each of the representations and warranties made by it in the Agreement is true and correct with the same effect as though such representation and warranty had been made on such date.

        8. In all other respects, the Loan Documents shall remain in full force and effect, and no amendment in respect of any term or condition of any Loan Document contained herein shall be deemed to be an amendment in respect of any other term or condition contained in any Loan Document.


                                      2

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        9. This Amendment may be executed in any number of counterparts all of which, taken together, shall constitute on Amendment. In making proof of this Amendment, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

       10. THIS AMENDMENT IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

        AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained each such party has caused this Amendment to be executed on its behalf.



                                  TELXON CORPORATION


                                  By:  /s/  Kenneth W. Haver
                                       ----------------------------------
                                  Name:  Kenneth W. Haver
                                        ---------------------------------
                                  Title:  Senior Vice President and
                                         --------------------------------
                                          Chief Financial Officer


                                  THE BANK OF NEW YORK, in its
                                     capacity as a Lender, as the
                                     Issuer, as the Swing Line Lender
                                     and as the Agent


                                  By:  /s/  Robert J. Joyce
                                       ----------------------------------
                                  Name:  Robert J. Joyce
                                        ---------------------------------
                                  Title:  Vice President
                                         --------------------------------

Each of the following Lenders consents to the execution and delivery of this Amendment by the Agent and agrees to all of the terms and conditions hereof:


BANK ONE, AKRON, N.A.



By:  /s/  Susan D. Steiger
     ----------------------------------
Name:  Susan D. Steiger
      ---------------------------------
Title:  Vice President
       --------------------------------

COMERCIA BANK


By:  /s/  Jeffrey J. Judge
     ----------------------------------
Name:  Jeffrey J. Judge
      ---------------------------------
Title:  Vice President
       --------------------------------

THE HUNTINGTON NATIONAL BANK

By: /s/ Timothy M. Ward
    -------------------------------
Name: Timothy M. Ward
      -----------------------------
Title: A.V.P.
       ----------------------------


PNC BANK, N.A.

By: /s/ Bryon A. Pike
    -------------------------------
Name: Bryon A. Pike
      -----------------------------
Title: Vice President
       ----------------------------


SOCIETE GENERALE

By: /s/ Joseph A. Philbin
    -----------------------
Name: Joseph A. Philbin
      -----------------------------
Title: Vice President
       ----------------------------


UNITED STATES NATIONAL BANK OF OREGON

By: /s/ Mark Olman
    -------------------------------
Name: Mark Olman
      -----------------------------
Title: Vice President
       ----------------------------


THE INDUSTRIAL BANK OF JAPAN, LIMITED


By: /s/ Walter R. Wolff
    -------------------------------
Name: Walter R. Wolff
      -----------------------------
Title: SVP & Deputy General Manager
       ----------------------------


Each of the Guarantors acknowledges the execution and delivery of this Amendment by the Agent and by signing below, indicates its reaffirmation of the Guarantor Obligations (as such term is defined in the Subsidiary Guaranty):


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


ITRONIX CORPORATION NKA TLXITX CORPORATION

By: /s/ Kenneth W. Haver
    -------------------------------
Name: Kenneth W. Haver
      -----------------------------
Title: Senior Vice President
       ----------------------------
       Chief Financial Officer


PTC AIRCO, INC.

By: /s/ Kenneth W. Haver
    -------------------------------
Name: Kenneth W. Haver
      -----------------------------
Title: Senior Vice President
       ----------------------------
       Chief Financial Officer


META HOLDING CORPORATION

By: /s/ Kenneth W. Haver
    -----------------------
Name: Kenneth W. Haver
      -----------------------------
Title: Senior Vice President
       ----------------------------
       Chief Financial Officer


TELETRANSACTION, INC.

By: /s/ Kenneth W. Haver
    -------------------------------
Name: Kenneth W. Haver
      -----------------------------
Title: Senior Vice President
       ----------------------------
       Chief Financial Officer


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